UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 3, 2007
(November 29, 2007)

PROTEIN POLYMER TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-19724	33-0311631
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

10655 Sorrento Valley Road, San Diego, California	92121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 558-6064

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act ( 17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b) and (c)
On November 29, 2007, William N. Plamondon, III, our Chief Executive Officer, President and Principal Accounting Officer, and Erin Davis, our Corporate Secretary, resigned. As of that date, our board of directors appointed James B. McCarthy, who is currently one of our directors, to the positions of Interim Chief Executive Officer, Interim President and Interim Principal Accounting Officer. Mr. Plamondon is remaining as one of our directors. As of the date hereof, we have not appointed a new Corporate Secretary.

Mr. McCarthy, who is 55 years old, has served as one of our directors since April 2005. He is the Chairman and Chief Executive Officer of Gemini Consulting Group, Inc., a U.S. based, privately held holding company that he founded in 1991. Mr. McCarthy addresses legal, organizational and financial issues for Gemini Consulting Group clients and partners. His thirty years experience in the health care field has ranged from analysis and planning to senior management roles. He has over thirty years experience in:

•	developing hospitals and ambulatory surgery centers in both the U.S. and overseas;

•	developing and implementing hospital and physician joint venture strategies; and

•	implementing domestic and international medical supply and equipment arrangements.

Prior to forming Gemini Consulting Group, Inc., Mr. McCarthy was the Executive Vice President of a Chicago-based health care consulting company. He has also held positions as Vice President and General Manager of a medical device manufacturing company in Chicago, and spent five years in increasingly responsible planning positions with the Medical Products Division of 3M Company.

Mr. McCarthy received his B.A. from the University of Notre Dame, his J.D. from the Loyola University School of Law, and his M.B.A. from the Keller Graduate School of Management. He is a member of various state and national organizations, including the American Health Lawyers Association, and the National Strategy Forum. He also serves on the National Advisory Council of the Keller Graduate School of Management, Chicago, Illinois.

Mr. McCarthy is also a member of the Board of Directors of Hinsdale Bank & Trust Company, Hinsdale, Illinois; and Wintrust Financial Corporation (WTFC, Nasdaq), Lake Forest, Illinois; and he is Chairman of the Board of Sirigen, Inc., Santa Barbara, California.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROTEIN POLYMER TECHNOLOGIES, INC., a Delaware corporation
Date: December 3, 2007	By: /s/ James B. McCarthy James B. McCarthy Chief Executive Officer